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                                  FORM 8-K

                               CURRENT REPORT


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 5, 1996



Commission           Registrant; State of Incorporation;       IRS Employer
File Number             Address; and Telephone Number       Identification No


1-9513                     CMS ENERGY CORPORATION               38-2726431
                          (A Michigan Corporation)
                      Fairlane Plaza South, Suite 1100
                            330 Town Center Drive
                          Dearborn, Michigan 48126
                               (313) 436-9261









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ITEM 5.        Other Events

On December 5, 1996, CMS Energy filed a shelf registration statement on Form S-3 (File No. 333-17289) covering the issuance of up to $500 million of senior and subordinated debt securities. Pursuant to such filing, CMS Energy is required to file a form of underwriting agreement with respect to any offered securities. In addition, in connection with an offering under such shelf registration statement, CMS Energy desires to file a form of the supplemental indenture for the senior debt securities being offered. Copies of such documents are included as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

On March 17, 1997, CMS Energy entered into a Third Supplemental Indenture between CMS Energy and The Chase Manhattan Bank, as Trustee, pursuant to which CMS Energy may issue and sell, from time to time, up to $150 million aggregate principal amount of General Term Notes(R), Series C. A copy of the Third Supplemental Indenture is included as an Exhibit to this Current Report on Form 8-K and are incorporated herein by reference.


ITEM 7.        Financial Statement and Exhibits

(1)            Form of Underwriting Agreement

(4)(a) Form of Third Supplemental Indenture between CMS Energy and NBD Bank, as Trustee, under an Indenture dated as of October 1, 1992

(4)(a)(iv) Third Supplemental Indenture dated as of March 17, 1997 between CMS Energy and The Chase Manhattan Bank, as Trustee, under an Indenture dated January 15, 1994


                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        CMS ENERGY CORPORATION



Dated:   May 1, 1997                    By: /s/ Alan M. Wright
                                             _______________________
                                             Alan M. Wright
                                               Senior Vice President,
                                               Chief Financial Officer
                                               and Treasurer